UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2001

High Speed Net Solutions, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-26925	65-0185306
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

434 Fayetteville Street Mall
Suite 600
Raleigh, North Carolina	27601
(Address of principal executive offices)	(Zip Code)

(919) 807-5600
(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 5.	Other Events.

High Speed Net Solutions, Inc. d/b/a Summus posted a letter to its shareholders on its website at www.summus.com updating the Company’s current progress. Shareholders are encouraged to review this letter.

Item 7.	Financial Statements, Pro Forma Information and Exhibits

(c) Exhibits

99.1 Letter to Shareholders of High Speed Net Solutions, Inc. d/b/a Summus, dated November 29, 2001

Item 9.	Regulation FD Disclosure

The letter to shareholders attached as Exhibit 99.1 hereto is furnished pursuant to Regulation FD. It is not filed.

********************

Cautionary Statement

Certain statements contained in the exhibit to this Current Report (including the press releases referred to in such exhibit), and in any other written or oral statements made by or on behalf of the Company are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements including, but not limited to, the statements regarding the Company’s pursuit of new business opportunities within the government sector, the development of technology and efforts to patent the same, the wireless and mobile market for multimedia applications, the status and possible outcomes of discussions with cellular operators, content providers and wireless device manufacturers, our capital raising efforts and other business plans, are not based on historical fact, but rather reflect the Company’s current expectations concerning future events. By their nature, these forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company to be different from those projected in any forward-looking statements. The following important factors, among others, may cause actual results or developments to differ materially from those expressed or implied by the forward-looking statements: (1) a lack of sufficient financial resources to implement the Company’s business plan, which has resulted in the Company’s receiving a “going concern” opinion from its independent accountant with respect to its audited financial statements as of and for the period ended December 31, 2000; (2) the Company’s dependence on the continued growth in demand for wireless Internet usage; (3) the rapid pace of technological developments in the wireless communications industry, particularly with respect to the availability of greater capacity or faster transmission speeds (also known as “broadband” transmission); (4) the degree of market acceptance of the Company as a viable wireless technology provider and of its wireless data services, including wireless e-mail; (5) technological competition, which creates the risk of the Company’s technology being rendered obsolete or noncompetitive; (6) the lack of patent protection with respect to the Company’s technology; (7) potential infringement of the patent claims of third parties; and (8) the Company’s dependence on its key personnel and the risk of the loss of their services. The Company hereby disclaims any obligation to publicly update the information provided above, including forward-looking statements, to reflect subsequent events or circumstances.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGH SPEED NET SOLUTIONS, INC.

Date: November 29, 2001	By: /s/ Robert S. Lowrey Robert S. Lowrey Chief Financial Officer